Exhibit 10.1

WAIVER AGREEMENT

           THIS WAIVER AGREEMENT, dated as of May 9, 2000 (the "Waiver "), is by and among DIMON INCORPORATED, a Virginia corporation (the " Borrower"), the several lenders identified on the signature pages hereto (the "Lenders"), BANK OF AMERICA, N.A., formerly NationsBank, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), FIRST UNION NATIONAL BANK ("FUNB"), as syndication agent for the Lenders (in such capacity, the "Syndication Agent "), and CooperatiEve Centrale Raiffeisen-Boerenleenbank B.A. and " Rabobank INTERNATIONAL" ("Rabobank"), as managing agent for the Lenders (in such capacity, the "Managing Agent").

W I T N E S S E T H:

            WHEREAS, pursuant to a Credit Agreement dated as of June 29, 1999 (the " Credit Agreement") among the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Managing Agent, the Lenders have extended commitments to make certain credit facilities available to the Borrower;

WHEREAS, the parties hereto have agreed to enter into this Waiver in order to waive certain Events of Default.

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

PART I
DEFINITIONS

                 SUBPART 1.1. Certain Definitions. Unless other-wise defined herein or the context otherwise requires, the following terms used in this Waiver, including its preamble and recitals, have the following meanings:

" Waiver Effective Date" is defined in Subpart 3.1.

            SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Waiver, including its preamble and recitals, have the meanings provided in the Credit Agreement.

PART II
WAIVER

            For the fiscal quarter ending on March 31, 2000, the Required Lenders hereby waive the requirement of Section 6.5 of the Credit Agreement which provides that the Borrower maintain a Consolidated Total Senior Debt to Borrowing Base Ratio of 1.20 to 1.00. Required Lenders further agree that the failure to observe Section 6.5 of the Credit Agreement with respect to the fiscal quarter ending on March 31, 2000, shall not constitute an Event of Default under the terms of the Credit Agreement. This waiver is a one time waiver and shall be effective only in the specific circumstances provided for above and only for the purpose for which given. Except as waived or modified hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

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PART III
CONDITIONS TO EFFECTIVENESS

            SUBPART 3.1. Waiver Effective Date. This Waiver shall be and become effective as of the date hereof (the " Waiver Effective Date ") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied.

            SUBPART 3.1.1. Execution of Counterparts of Waiver . The Administrative Agent shall have received counterparts of this Waiver, which collectively shall have been duly executed on behalf of the Borrower and the Required Lenders.

            SUBPART 3.1.2. Other Documents. The Administrative Agent shall have received such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, all in form reasonably satisfactory to the Administrative Agent.

PART IV
MISCELLANEOUS

SUBPART 4.1. Cross-References. References in this Waiver to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Waiver.

            SUBPART 4.2. Instrument Pursuant to Credit Agreement. This Waiver is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SUBPART 4.3. Survival. Except as expressly modified in this Waiver, all of the terms and provisions and conditions of each of the Credit Documents shall remain unchanged.

            SUBPART 4.4. Counterparts. This Waiver may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

            SUBPART 4.5. Governing Law. THIS WAIVER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

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SUBPART 4.6. Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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Each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.

BORROWER:	DIMON INCORPORATED
/s/ James A. Cooley
By________________________________
	Name:		James A. Cooley
	Title:		Senior Vice President and
Chief Financial Officer

and

/s/ Ritchie L. Bond
By________________________________
	Name:		Ritchie L. Bond
	Title:		Senior Vice President and
Treasurer

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LENDERS:	BANK OF AMERICA, N.A., formerly NationsBank,
individually as a Lender and in its capacity as
Administrative Agent
/s/ William F. Sweeney
By________________________________
	Name:		William F. Sweeney
	Title:		Principal

FIRST UNION NATIONAL BANK,
individually as a Lender and in its capacity as
Syndication Agent
/s/ Susan R. Doyle
By________________________________
	Name:		Susan R. Doyle
	Title:		Senior Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK
INTERNATIONAL," NEW YORK BRANCH,
individually as a Lender and in its capacity as
Managing Agent
/s/ Theodore W. Cox
By________________________________
	Name:		Theodore W. Cox
	Title:		Vice President

/s/ Nancy J. O'Conner
By________________________________
	Name:		Nancy J. O'Conner
	Title:		Vice President

CRESTAR BANK
/s/ C. Gray Key
By________________________________
	Name:		C. Gray Key
	Title:		Vice President

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WACHOVIA BANK, N.A.
/s/ K. A. Sherman
By________________________________
	Name:		K. A. Sherman
	Title:		Senior Vice President

ABN AMRO BANK N.V. NEW YORK BRANCH

By________________________________
Name:
Title:

By________________________________
Name:
Title:

By________________________________
Name:
Title:

DEUTSCHE BANK AG - AMSTERDAM BRANCH
		/s/ Eric Warmoltz	Hank J. van der Heiden
By________________________________
	Name:	Eric Warmoltz	Hank J. van der Heiden
	Title:	Account Manager	Director

NATEXIS BANQUE

By________________________________
Name:
Title:

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